============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   January 5, 2009
                                                         ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 4.01- Changes in Registrant?s Certifying Accountant.


Reunion Industries, Inc. (?the Company?) was notified that the shareholders of Mahoney Cohen & Company, CPA, P.C. (?MC?), became shareholders of Mayer Hoffman McCann P.C pursuant to an asset purchase agreement. The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs,

During the Company?s two most recent fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

The audit reports of MC on the consolidated financial statements of the
Company as of and for the years ended December 31, 2006 and 2005   ?did not
contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles?. The audit report of MC on the consolidated financial statements of the Company as of and for the year ended December 31, 2006 ? included an emphasis paragraph relating to an uncertainty as to the Company?s ability to continue as a going concern?.

In connection with the audits of the Company?s consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report on Form 8-K, there were (i.) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their reports on the Company?s financial statements for such years or for any reporting period since the Company?s last fiscal year end and
(ii) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided MC a copy of the disclosures in the Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company?s statements in this Item 4.01. A copy of the letter dated January 5, 2009 furnished by MC in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  January 5, 2009                        REUNION INDUSTRIES, INC.
       ---------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2 ?

       		EXHIBIT 16.1







       January 5, 2009


Securities and Exchange Commission
100 F Street, N.E.
Washington D.C. 20549-7561


Dear Sirs/Madams:

We have read Reunion Industries, Inc?s statements included under Item 4.01 of its Form 8-K filed on January 5, 2009 and we agree with such statements concerning our firm.





					/s/	Mahoney Cohen & Company, CPA, P.C.






























						- 3 -